                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant / /

Filed by a party other than the registrant /X/

Check the appropriate box:

   / /  Preliminary proxy statement        / /  Confidential, for Use of the
                                                Commission Only (as permitted by
   / /  Definitive proxy statement              Rule 14a-6(e)(2))

   / /  Definitive additional materials

   /X/  Soliciting material pursuant to
        Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
               (Name of Registrant as Specified In Its Charter)

                           H. F. AHMANSON & COMPANY
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

   /X/  No fee required.

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

   / /  Fee paid previously with preliminary materials.

   / /  Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                             MONTGOMERY SECURITIES
                              THE POWER OF GROWTH

                                KEVIN M. TWOMEY

                            H. F. AHMANSON & COMPANY

                               FEBRUARY 28, 1997

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                              CAUTIONARY STATEMENT

     THIS PRESENTATION CONTAINS CERTAIN FORWARD LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF AHMANSON AND, ASSUMING THE CONSUMMATION OF THE PROPOSED MERGER, A COMBINED AHMANSON/GREAT WESTERN FINANCIAL CORPORATION, INCLUDING STATEMENTS RELATING TO: (A) THE COST SAVINGS AND ACCRETION TO CASH EARNINGS AND REPORTED EARNINGS THAT WILL BE REALIZED FROM THE PROPOSED MERGER; (B) THE IMPACT ON REVENUES OF THE PROPOSED MERGER, INCLUDING THE POTENTIAL FOR ENHANCED REVENUES AND THE IMPACT ON REVENUES OF CONSOLIDATION OF RETAIL BRANCHES AND OTHER OPERATIONS AS PLANNED;
 (C) AHMANSON'S STOCK PURCHASE PROGRAM; AND (D) THE RESTRUCTURING CHARGES EXPECTED TO BE INCURRED IN CONNECTION WITH THE PROPOSED MERGER. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES:
 (1) EXPECTED COST SAVINGS FROM THE PROPOSED MERGER CANNOT BE FULLY REALIZED OR REALIZED WITHIN THE EXPECTED TIME FRAME; (2) REVENUES FOLLOWING THE PROPOSED MERGER ARE LOWER THAN EXPECTED; (3) COMPETITIVE PRESSURE AMONG DEPOSITORY INSTITUTIONS INCREASES SIGNIFICANTLY; (4) COSTS OR DIFFICULTIES RELATED TO THE INTEGRATION OF THE BUSINESSES OF AHMANSON AND GWF ARE GREATER THAN EXPECTED;
 (5) CHANGES IN THE INTEREST RATE ENVIRONMENT REDUCE INTEREST MARGINS; (6) GENERAL ECONOMIC CONDITIONS, EITHER NATIONALLY OR IN THE STATES IN WHICH THE COMBINED COMPANY WILL BE DOING BUSINESS, ARE LESS FAVORABLE THAN EXPECTED; OR
 (7) LEGISLATION OR REGULATORY CHANGES ADVERSELY AFFECT THE BUSINESSES IN WHICH THE COMBINED COMPANY WOULD BE ENGAGED. FURTHER INFORMATION ON OTHER FACTORS WHICH COULD AFFECT THE FINANCIAL RESULTS OF AHMANSON AFTER THE PROPOSED MERGER IS INCLUDED IN FILINGS BY AHMANSON WITH THE SECURITIES AND EXCHANGE COMMISSION, (THE "COMMISSION"), INCLUDING A REGISTRATION STATEMENT ON FORM S-4 FILED WITH THE COMMISSION ON FEBRUARY 18, 1997, AND THE COMMISSION FILINGS INCORPORATED BY REFERENCE THEREIN.

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                   WHO WE ARE

Starting with a great loan and deposit franchise, strong capital, and terrific people, we are advancing:

 .  To strong core profitability
    --from a history of lackluster results

 .  To a full-service consumer bank
    --from a traditional S&L

 .  Our commitment to increasing shareholder value
    --from a focus on size and geographic spread

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                  WHO WE ARE

                                A CONSUMER BANK

 .  ASSETS                                        $49.9 BILLION
 .  DEPOSITS                                      $34.8 BILLION
 .  LOANS                                         $46.1 BILLION
 .  SHAREHOLDERS' EQUITY                          $ 2.4 BILLION
 .  # OF FINANCIAL SERVICE
    CENTERS / STATES                             391 / 4
 .  # OF LOAN OFFICES / STATES                    125 / 9
 .  MORTGAGE SERVICING                            $59 BILLION

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                   WHO WE ARE

                         SIGNIFICANTLY IMPROVED RETURNS


                             CASH RETURN ON ASSETS

                             [GRAPH APPEARS HERE]

                                                      4Q96
Quarters:         1Q96     2Q96    3Q96    4Q96    (Reported)

                  0.53%    0.58%   0.62%   0.78%     0.73%

                     CASH RETURN ON EQUITY

                      [GRAPH APPEARS HERE]

                                                      4Q96
Quarters:     1Q96       2Q96     3Q96     4Q96     (Reported)

              9.6%      10.8%     11.6%    16.6%      14.7%

------------------
3Q96 excludes SAIF recap and First Interstate branch acquisition charges

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                             AHM: THE FUTURE IS NOW

Financial Goals:

   ROE - 18%
   Efficiency Ratio - below 50%
   EPS Growth
   Capital - "well capitalized"

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]


                             AHM: THE FUTURE IS NOW


 .  ENHANCING SHAREHOLDER VALUE
   -  LOWER CREDIT COSTS
   -  HIGHER FEE INCOME
   -  EXPENSE CONTROL
   -  CAPITAL MANAGEMENT
   -  FRANCHISE CONSOLIDATION AND DEVELOPMENT

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                OTHER FEE INCOME

                             [GRAPH APPEARS HERE]




Quarters:                    4Q95   1Q96   2Q96   3Q96   4Q96
Other Fee Income
($ in Millions):              $27    $27    $31    $34    $44

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                      G&A

                             [GRAPH APPEARS HERE]


Quarters:                    4Q95   1Q96   2Q96   3Q96    4Q96
G&A
($ in Millions):             $199   $193   $190   $190    $188

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                EFFICIENCY RATIO


                             [GRAPH APPEARS HERE]

Quarters:                    1995   1Q96   2Q96   3Q96*  4Q96

Efficiency Ratio:            58.9%  53.8%  52.8%  53.1%  49.5%


* 3Q96 excludes Savings Association Insurance Fund ("SAIF") recap and First Interstate branch ("FIB") acquisition charges.

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                 CREDIT COSTS*

                             [GRAPH APPEARS HERE]
Quarters:                    4Q95   1Q96   2Q96   3Q96    4Q96

Credit Costs ($ in
Millions):                   $63    $72    $61    $61     $57

----------------

*  Provision and REO

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                 NONPERFORMING ASSETS

                                 [GRAPH APPEARS HERE]
                             12/95  3/96   6/96   9/96    12/96   1/97

Nonperforming Assets
($ in Millions):             $949   $977   $954   $898    $846    $842

NPAs dropped by $183 million or 18% from their February 1996 peak.

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]


                             RESIDENTIAL 1-4 FAMILY
                              NONPERFORMING LOANS


                                                    ---------------------------
                                                    Cumulative decline since
                                                    February 1996: $152 million
                                                    ---------------------------
($ in Millions)

1/96      2/96      3/96      4/96      5/96      6/96     7/96      8/96      9/96     10/96     11/96     12/96    1/97
$ 29      $ 29      $(21)     $(26)     $(19)     $(11)    $(22)     $(19)     $(10)     $(13)      $ (8)     $ (2)   $(1.4)

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                          RESIDENTIAL 1-4 FAMILY REO

                             [GRAPH APPEARS HERE]

                                                    ---------------------------
                                                    Cumulative increase since
                                                    February 1996: $15 million
                                                    ---------------------------


($ in Millions):

1/96     2/96     3/96      4/96      5/96      6/96     7/96     8/96     9/96     10/96     11/96     12/96       1/97
$  6     $ (1)    $ (3)    $   8     $  11     $   6     $  7     $  7     $  5     $  (1)    $ (12)    $ (13)    $ (0.3)

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                              CUSTOMER INFORMATION

                                            1995                1996         % CHANGE
                                            ----                ----         --------
Households                              1.2 million          1.4 million         17%

Accounts with debit cards                    45,000              317,000        604%

Checking accounts                           650,000              893,000         37%


[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                          PERSONAL FINANCIAL SERVICES
                                  TRANSACTIONS


(IN MILLIONS)

                      4Q94            4Q95           4Q96            JAN-97
                  #          %    #          %   #          %     #          %
------------------------------------------------------------------------------
BRANCH            27.3     68     24.1     63    28.7     54       9.4     53
------------------------------------------------------------------------------
ATM                        16              16             18               18
DEBIT                       1               1              3                3
PHONE                      15              20             24               25
ONLINE                      -               -              1                1
------------------------------------------------------------------------------
NON-BRANCH        13.1     32     14.4     37    24.2     46       8.2     47
------------------------------------------------------------------------------
TOTAL             40.4            38.5           52.9             17.6

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                             STOCK BUYBACK PROGRAMS

3RD STOCK BUYBACK PROGRAM
-------------------------
     AUTHORIZED:                NOV. 15, 1996
     AMOUNT:                    $250 MILLION

TOTAL STOCK BUYBACKS
--------------------
AUTHORIZED TO DATE:
     COMMON STOCK               $650 MILLION
     PREFERRED STOCK            $175 MILLION
                                ------------
                                $825 MILLION

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                 COMMON  STOCK
                                BUYBACK ACTIVITY

                                         # Shares       Average
                                       (millions)     Price Paid
                                       ----------     ----------
Through Sept. 30, 1996                    13.0         $24.36

Fourth Quarter 1996                        4.0         $31.86
                                          ----

  Programs to date                        17.0         $26.11
                                          ====

Remaining authorized at December 31, 1996:       $205 million


[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                 CASH AT PARENT

                       ----------------------------------
                       Balance at 12/31/96:  $219 million
                       ----------------------------------

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                         1996 FOURTH QUARTER NET INCOME
                           PERCENT INCREASE FROM 1995


                             [GRAPH APPEARS HERE]

                             Dollars              Fully-Diluted Earnings per Share ("EPS")
4Q96 Percent Increase
from 1995:                     50%                               85%

Stock buyback and preferred redemption cause reported EPS growth to outpace net income increase.

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                             AHM: THE FUTURE IS NOW

                     DEPOSIT FRANCHISE CONSOLIDATION/(*)/


                             BOUGHT LOW, SOLD HIGH


                             [GRAPH APPEARS HERE]


               Deposits Bought/Sold
               (Dollars in Billions)    Deposit Premium
               Bought:      $ 6.8             2.9%

               Sold:        $12.7             7.1%

----------------

/(*)/ June 1992 - Present, excluding acquisition of 61 former First Interstate branches.

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                             AHM: THE FUTURE IS NOW

 .  BANKING FRANCHISE ACQUIRED
   -  ACQUIRED 61 FORMER FIRST INTERSTATE BRANCHES IN 1996
      *   ACCRETIVE TO 4Q 1996 RESULTS
      *   STRENGTHENED CONSUMER AND SMALL BUSINESS BANKING
      *   SUCCESSFUL CONVERSION
      *   ACHIEVED COST SAVINGS
      *   ADDED IMPORTANT NEW CAPABILITIES

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                     BENEFITS OF FRANCHISE BUILDING

 .  MARKET POWER WHERE WE WANT TO BE
 .  FOCUS
 .  EFFICIENCY
 .  DEFINITION OF CONSUMER BANKING STRATEGY
 .  ADDITIONAL CAPITAL AND STOCK BUYBACK

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                DECAFFEINATING:
                            NON-COFI LOANS IN ESCROW

                             [GRAPH APPEARS HERE]


                                        12/31/95               12/31/96
                                        --------               --------
 Percentage:                               44%                    86%


[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                             CONSUMER LOANS FUNDED

                             [GRAPH APPEARS HERE]



 Quarters:                            1Q96       2Q96        3Q96       4Q96

 Amount ($ in Millions):              $17        $52          $71       $131


[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                BUSINESS BANKING

 .  LARGE, PROFITABLE AND UNDERSERVED SEGMENT
 .  FULLY UTILIZES EXISTING DISTRIBUTION SYSTEM
 .  LEVERAGES STRONG LOYALTY AND NAME RECOGNITION
 .  ROA POTENTIAL
 .  JUMP START WITH FIB ACQUISITION
 .  IN PROCESS OF ROLLOUT TO ENTIRE CALIFORNIA FRANCHISE

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]


                              INVESTMENT PRODUCTS
                            AVERAGE DAILY CORE SALES

                             [GRAPH APPEARS HERE]



 Period:                            1995               1996              JAN-97

 Amount ($ in Millions):            0.6                2.2                 3.0


[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                            H. F. AHMANSON & COMPANY
                              PROPOSED MERGER WITH
                           GREAT WESTERN FINANCIAL
                                  CORPORATION

                             A POWERFUL COMBINATION

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                              TRANSACTION SUMMARY

Exchange Ratio                              1.05x, Fixed

Premium to Market                           24% vs Friday, February 14 close
Multiple of Book                            2.4x
Multiple of Tangible Book                   2.7x

Accounting Method                           Purchase Accounting
                                            100% stock, Tax-Free Exchange

Projected Cost Savings                      45%, Over 15 months
                                            Over $400 million per year

Assumed Closing                             3rd Quarter 1997

Accretion:
   Reported Earnings                        (3)% in 1998
                                              9% in 1999

   Cash Earnings                             15% in 1998
                                             26% in 1999

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                            TRANSACTION FUNDAMENTALS


SIMPLE TRANSACTION, BASED ON PROVEN FORMULA


Significant Cost Savings             Enhanced Shareholder Value:
[Inside Graphic Arrow]

          +                     =    1.  Significant accretion
                                     2.  Accelerated EPS growth

Accelerated Stock Repurchase
[Inside Graphic Arrow]

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                              STRATEGIC RATIONALE

-  FINANCIALLY POWERFUL COMBINATION
   *  SIGNIFICANT EARNINGS ACCRETION
   *  ACCELERATED EPS GROWTH
   *  PRO FORMA MARKET CAP OVER $10 BILLION
-  COMPELLING STRATEGIC FIT
   *  FIRST TIER CALIFORNIA CONSUMER AND SMALL BUSINESS BANK
   *  13% CALIFORNIA MARKET SHARE
   *  #1, 2, OR 3 POSITION IN TOP 5 MAJOR CALIFORNIA MARKETS
   *  ACCELERATES CONSUMER BANKING TRANSFORMATION
-  LOW RISK TRANSACTION
   *  COST SAVINGS
   *  STOCK BUYBACKS

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                       FINANCIALLY POWERFUL COMBINATION


 . PROJECTED EPS GROWTH SIGNIFICANTLY ACCELERATED

                               ---------------------------------
                               . Projected (Cash Earnings)  CAGR
                                  -- 1996 to 1998 = 33%
                                  -- 1996 to 1999 = 29%
                               . Street Estimates
                               ---------------------------------

                             [GRAPH APPEARS HERE]

Year:            1996      1997E       1998E        1999E

                 $2.31   $3.08/(1)/    $3.58/(1)/   $3.94/(2)/
                         +5%           +15%         +26%
                         $3.24         $4.10        $4.95


(1)  Based on First Call estimates, adjusted for goodwill and CDI amortization
(2)  1999E reflects 10% growth rate over 1998 First Call estimate

Note:  1996 excludes SAIF recap and First Interstate branch acquisition charges

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                  COST SAVINGS
 . Assumes restructuring charge equal to 100% of fully phased-in annual cost savings

   -  Additional credit reserve up to $150 million
   -  Cost savings fully phased-in by year-end 1998

(Dollars in Millions)
--------------------------------------------------------------------------------
                                   Estimated 1997    % Projected   Projected
                                        Base        Cost Savings  Cost Savings
--------------------------------------------------------------------------------
Administration                          $141              73%        $ 103
Data Processing and Operations           124              52            64
Retail Banking                           318              45           144
Lending                                  143              43            61
Loan Servicing                            37              54            20
                                        ----                         -----
     SUB-TOTAL                           763              51           392

FDIC Assessment                           17               0             0
Aristar                                  120              10            12
                                        ----                         -----
     TOTAL                              $900              45%        $ 404

--------------------------------------------------------------------------------

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                  COST SAVINGS
 .  Significant branch overlap

-------------------------------------------------------------------------------
                                           Branches Within
                                     ----------------------------
                                     0.5 Miles   1 Mile   2 Miles
-------------------------------------------------------------------------------
California                              97         135      197

  % of Total /(1)/                      33%         46%      67%

Florida                                 10          14       27

  % of Total /(2)/                      37%         52%     100%

-------------------------------------------------------------------------------

/(1)/ Reflects percent of GWF branches in California
/(2)/ Reflects percent of AHM branches in Florida, after West Florida sale

[LOGO OF H.F. AHMANSON &                                         [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                       FINANCIALLY POWERFUL COMBINATION

TRANSACTION SIGNIFICANTLY IMPROVES PROJECTED OPERATING PERFORMANCE

                               EFFICIENCY RATIO

                             [GRAPH APPEARS HERE]


        Year:          1997           1998            1999

                        46%            41%             38%

                                  CASH ROE

                             [GRAPH APPEARS HERE]


        Year:          1997           1998            1999

                        18%            25%             28%

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                            COMPELLING STRATEGIC FIT


               MARKET RANK IMPROVES IN 18 OF 21 OVERLAPPING MSAs

             CA DEPOSIT MARKET SHARE                     PRO FORMA MARKET SHARE RANK

              [GRAPH APPEARS HERE]                       ---------------------------


                                                                                  Rank
B of A                   :             21%            Top 5 CA MSAs*
Wells                    :             15%            .  #1                     1 of 5
AHM + GWF                :             13%            .  #2                     3 of 5
                                                      .  #3                     1 of 5
                                                                                -------
                                                      .  #1, 2 or  3            5 of 5

                                                      Top 10 CA MSAs*
                                                      .  #1                     1 of 10
                                                      .  #2                     4 of 10
                                                      .  #3                     3 of 10
                                                                                -------
                                                      .  #1, 2 or 3             8 of 10


Source:  SNL Securities; as of 6/30/96 adjusted for announced acquisitions

*  Based on population.

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                                    SUMMARY


*  ENHANCES SHAREHOLDER VALUE
*  FINANCIALLY AND STRATEGICALLY POWERFUL TRANSACTION
*  WE WILL REMAIN FINANCIALLY DISCIPLINED
*  WE ARE COMMITTED

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

                               THE FUTURE IS NOW

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

             SHARES OF GREAT WESTERN FINANCIAL CORPORATION ("GWF")
                  COMMON STOCK HELD BY H.F. AHMANSON & COMPANY
               ("AHMANSON"), ITS DIRECTORS AND EXECUTIVE OFFICERS
            AND CERTAIN EMPLOYEES, OTHER REPRESENTATIVES OF AHMANSON
              AND CERTAIN OTHER PERSONS WHO MAY SOLICIT PROXIES OR
                 CONSENTS, AND CERTAIN TRANSACTIONS BETWEEN ANY
                                OF THEM AND GWF

     AHMANSON AND CERTAIN OTHER PERSONS NAMED BELOW MAY SOLICIT PROXIES (A) TO ELECT THREE NOMINEES AND ONE OR MORE ALTERNATE NOMINEES (THE "NOMINEES") AS DIRECTORS OF GWF AT THE ANNUAL MEETING OF STOCKHOLDERS OF GWF TO BE HELD ON A DATE TO BE ANNOUNCED (THE "ANNUAL MEETING") AND (B) IN FAVOR OF THE ADOPTION AT THE ANNUAL MEETING OF A NON-BINDING STOCKHOLDER RESOLUTION AND SEVEN PROPOSALS TO AMEND THE BY-LAWS OF GWF. AHMANSON AND CERTAIN OTHER PERSONS NAMED BELOW MAY ALSO SOLICIT CONSENTS FROM STOCKHOLDERS OF GWF TO APPROVE PROPOSALS, WITHOUT A STOCKHOLDERS' MEETING, TO ADOPT A NON-BINDING RESOLUTION OF STOCKHOLDERS AND AN AMENDMENT TO THE BY-LAWS OF GWF. THE PARTICIPANTS IN THIS SOLICITATION MAY INCLUDE AHMANSON; THE DIRECTORS OF AHMANSON (BYRON ALLUMBAUGH, HAROLD A. BLACK, RICHARD M. BRESSLER, DAVID R. CARPENTER, PHILLIP D. MATTHEWS, RICHARD L. NOLAN, DELIA M. REYES, CHARLES R. RINEHART, FRANK M. SANCHEZ, ELIZABETH A. SANDERS, ARTHUR W. SCHMUTZ, WILLIAM D. SCHULTE, AND BRUCE G. WILLISON); THE FOLLOWING EXECUTIVE OFFICERS AND EMPLOYEES OF AHMANSON OR ITS
 SUBSIDIARIES: KEVIN M. TWOMEY (SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER), ANNE-DRUE M. ANDERSON (EXECUTIVE VICE PRESIDENT AND TREASURER), MADELEINE A. KLEINER (SENIOR EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL), STEPHEN SWARTZ (SENIOR VICE PRESIDENT AND DIRECTOR OF INVESTOR RELATIONS), ERIC WARMSTEIN (SENIOR VICE PRESIDENT AND DIRECTOR OF CORPORATE DEVELOPMENT), MARY TRIGG (SENIOR VICE PRESIDENT AND DIRECTOR OF PUBLIC RELATIONS), LINDA MCCALL (SENIOR VICE PRESIDENT AND DIRECTOR OF CORPORATE TAXES), ADRIAN RODRIGUEZ (VICE PRESIDENT OF PUBLIC RELATIONS), SAMANTHA DAVIES (VICE PRESIDENT OF PUBLIC RELATIONS), PETER BENNETT (ASSISTANT VICE PRESIDENT OF PUBLIC RELATIONS), BARBARA TIMMER (SENIOR VICE PRESIDENT AND DIRECTOR OF GOVERNMENT AND LEGISLATIVE AFFAIRS), AND TIM GLASSETT (FIRST VICE PRESIDENT AND ASSISTANT GENERAL COUNSEL); AND THE FOLLOWING NOMINEES: LAWRENCE A. DEL SANTO, ROBERT T. GELBER, WOLFGANG SCHOELLKOPF, HUGH M. GRANT AND JOHN E. MEROW.

[LOGO OF H. F. AHMANSON &                                       [LOGO OF HOME
      COMPANY]                                               SAVINGS OF AMERICA]

     AS OF THE DATE OF THIS COMMUNICATION, AHMANSON IS THE BENEFICIAL OWNER OF 100 SHARES OF GWF COMMON STOCK. OTHER THAN MR. GELBER, WHO OWNS 332 SHARES OF GWF COMMON STOCK, NONE OF THE NOMINEES IS THE BENEFICIAL OWNER OF ANY GWF COMMON STOCK.

     OTHER THAN SET FORTH HEREIN, AS OF THE DATE OF THIS COMMUNICATION, NEITHER AHMANSON NOR ANY OF ITS DIRECTORS, EXECUTIVE OFFICERS OR OTHER REPRESENTATIVES OR EMPLOYEES OF AHMANSON, ANY NOMINEES OR OTHER PERSONS KNOWN TO AHMANSON, WHO MAY SOLICIT PROXIES HAS ANY SECURITY HOLDINGS IN GWF. AHMANSON DISCLAIMS BENEFICIAL OWNERSHIP OF ANY SECURITIES OF GWF HELD BY ANY PENSION PLAN OR OTHER EMPLOYEE BENEFIT PLAN OF AHMANSON OR BY ANY AFFILIATE OF AHMANSON. AHMANSON FURTHER DISCLAIMS BENEFICIAL OWNERSHIP OF ANY SECURITIES OF GWF HELD BY AHMANSON OR ANY OF ITS SUBSIDIARIES FOR THE BENEFIT OF THIRD PARTIES OR IN CUSTOMER OR FIDUCIARY ACCOUNTS IN THE ORDINARY COURSE OF BUSINESS.

     ALTHOUGH CREDIT SUISSE FIRST BOSTON CORPORATION ("CSFB") AND MONTGOMERY SECURITIES ("MONTGOMERY"), FINANCIAL ADVISORS TO AHMANSON, DO NOT ADMIT THAT THEY OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AFFILIATES ARE A "PARTICIPANT," AS DEFINED IN SCHEDULE 14A PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934 BY THE SECURITIES AND EXCHANGE COMMISSION, OR THAT SUCH
 SCHEDULE 14A REQUIRES THE DISCLOSURE OF CERTAIN INFORMATION CONCERNING CSFB OR MONTGOMERY, CSFB AND MONTGOMERY MAY ASSIST AHMANSON IN SUCH A SOLICITATION. EACH OF CSFB AND MONTGOMERY ENGAGES IN A FULL RANGE OF INVESTMENT BANKING, SECURITIES TRADING, MARKET-MAKING AND BROKERAGE SERVICES FOR INSTITUTIONAL AND INDIVIDUAL CLIENTS. IN THE NORMAL COURSE OF THEIR RESPECTIVE BUSINESSES, EACH OF CSFB AND MONTGOMERY MAY TRADE SECURITIES OF GWF FOR THEIR OWN ACCOUNT AND THE ACCOUNT OF THEIR CUSTOMERS AND, ACCORDINGLY, MAY AT ANY TIME HOLD A LONG OR SHORT POSITION IN SUCH SECURITIES. AS OF THE MOST RECENT PRACTICABLE DATE PRIOR TO THE DATE HEREOF AS SUCH INFORMATION WAS AVAILABLE, CSFB HOLDS A NET 13,924 SHARES OF GWF COMMON STOCK AND MONTGOMERY DOES NOT HOLD ANY SHARES OF GWF COMMON STOCK.

     EXCEPT AS DISCLOSED ABOVE, TO THE KNOWLEDGE OF AHMANSON, NONE OF AHMANSON, THE DIRECTORS OR EXECUTIVE OFFICERS OF AHMANSON, THE EMPLOYEES OR OTHER REPRESENTATIVES OF AHMANSON OR THE NOMINEES NAMED ABOVE HAS ANY INTEREST, DIRECT OR INDIRECT, BY SECURITY HOLDINGS OR OTHERWISE, IN GWF.